UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant ⌧
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
⌧ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

WEX INC.
(Name of Registrant as Specified in its Charter)
_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

⌧ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(2)    Aggregate number of securities to which transaction applies: _____________________

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☐     Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously Paid: ________________________
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    (4)    Date Filed: ________________________

Explanatory Note

This Schedule 14A is being filed to provide a News Release and an Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of WEX Inc.. Due to the COVID-19 pandemic and associated delays in the printing and mailing schedules for proxy materials, WEX Inc. (the “Company”) will not be mailing a full set of annual meeting materials to its stockholders for the Annual Meeting to be held on May 14, 2020. Instead, the Company is mailing a Notice of Internet Availability to stockholders giving the internet address where stockholders may access the annual meeting materials on-line and, to the extent they would like, request paper copies of the proxy materials. The Company began mailing the Notice of Internet Availability today.

Accompanying this filing:

(i)	News Release of WEX Inc. dated April 22, 2020; and

(ii)	Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of WEX Inc.

WEX Inc. Announces Update to Delivery Method for Annual Meeting Proxy Materials Due to COVID-19 Pandemic
PORTLAND, Maine - WEX Inc. (NYSE: WEX), a leading financial technology service provider across a wide spectrum of sectors, including fleet, travel and healthcare, announced an update to the delivery method for proxy materials to stockholders relating to the Company’s upcoming 2020 Annual Meeting of Stockholders (the “Annual Meeting”). Due to the COVID-19 pandemic and associated delays in the printing and mailing schedules for proxy materials, the Company will not be mailing a full set of annual meeting materials to its stockholders for the Annual Meeting to be held on May 14, 2020. Instead, the Company is mailing a Notice of Internet Availability to stockholders giving the internet address where stockholders may access the annual meeting materials on-line and, to the extent they would like, request paper copies of the proxy materials. The Company began mailing this notice today.

The Company is taking this action under an updated statement of the staff of the Securities and Exchange Commission issued on April 7, 2020 that provides guidance to issuers affected by COVID-19 regarding the delivery of proxy materials for upcoming stockholder meetings.

Stockholders of record will be able to review the proxy materials and complete on-line and electronically sign a proxy to vote their shares by visiting the website detailed in the Notice of Internet Availability and entering their unique control number that is printed on the notice they will receive in the mail. Stockholders holding their shares through a broker or bank (often referred to as “street name” holders) will receive voting instructions from their broker or bank with directions on how to access proxy materials and how to vote their shares. The Company’s proxy materials are also available for review at https://ir.wexinc.com/financials/proxy-statement.
About WEX Inc.
Powered by the belief that complex payment systems can be made simple, WEX (NYSE: WEX) is a leading financial technology service provider across a wide spectrum of sectors, including fleet, travel and healthcare. WEX operates in more than 10 countries and in more than 20 currencies through more than 5,000 associates around the world. WEX fleet cards offer 14.9 million vehicles exceptional payment security and control; purchase volume in travel and corporate solutions grew to $39.6 billion in 2019; and the WEX Health financial technology platform helps 390,000 employers and 31.8 million consumers better manage healthcare expenses. For more information, visit www.wexinc.com.
Contacts
Media:
Jessica Roy
jessica.roy@wexinc.com
207.523.6763

Investors:
Steve Elder
steve.elder@wexinc.com
207.523.7769

WEX INC.

To Be Held On:

May 14, 2020 at 8:00 a.m., Eastern Time

virtually at https://web.lumiagm.com/289188153

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. You will need your control number to access the proxy materials.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 4, 2020.

Please visit https://ir.wexinc.com/financials/proxy-statement, where the following materials are available for view:

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Form of Electronic Proxy Card
- 2019 Annual Report to Stockholders

TO REQUEST MATERIAL:

TELEPHONE: 888-Proxy-NA (888-776-9962) (for domestic callers) or 718-921-8562 (for international callers)

E-MAIL: info@astfinancial.com

WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE: To access your online proxy card, please visit **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time on May 13, 2020, the day before the meeting date.

VIRTUALLY AT THE MEETING: To attend the meeting via the Internet and vote online during the meeting, please visit https://web.lumiagm.com/289188153 (password: wex2020) and be sure to have available the control number.

TELEPHONE: To vote by telephone, please visit **www.voteproxy.com** to view the materials and to obtain the toll free number to call. You may vote by telephone up until 11:59PM Eastern Time on May 13, 2020, the day before the meeting date.

MAIL: You may request a proxy card by following the instructions above.

The Board of Directors recommends a vote FOR each nominee.

1. Election of Directors: To elect three directors for three-year terms.

Susan Sobbott

Stephen Smith

James Groch

The Board of Directors recommends a vote FOR Proposal 2.

2. Advisory (non-binding) vote to approve the compensation of our named executive officers.

The Board of Directors recommends a vote FOR Proposal 3.

3. To ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020.

Note: Also includes authorization to vote on such other matters as may properly come before the meeting or any adjournment thereof.

Please note that you cannot use this notice to vote by mail.